Net Earnings Per Share (Tables)	12 Months Ended
Oct. 31, 2015
Net Earnings Per Share
Schedule of basic and diluted net earnings per share calculations

	For the fiscal years ended October 31
	2015	2014	2013
	In millions, except per share amounts
Numerator:
Earnings from continuing operations	$3,718	$2,924	$2,460
Earnings from discontinued operations	836	2,089	2,653

Net earnings(1)	$4,554	$5,013	$5,113

Denominator:
Weighted-average shares used to compute basic net EPS	1,814	1,882	1,934
Dilutive effect of employee stock plans	22	30	16

Weighted-average shares used to compute diluted net EPS	1,836	1,912	1,950

Basic net earnings per share:
Continuing operations	$2.05	$1.55	$1.27
Discontinued operations	0.46	1.11	1.37

Basic net earnings per share	$2.51	$2.66	$2.64

Diluted net earnings per share:
Continuing operations	$2.02	$1.53	$1.26
Discontinued operations	0.46	1.09	1.36

Diluted net earnings per share	$2.48	$2.62	$2.62

Anti-dilutive weighted-average options(2)	23	26	52

(1)

HP considers restricted stock that provides the holder with a non-forfeitable right to receive dividends to be participating securities. As of October 31, 2015, there were no participating securities outstanding. For fiscal 2014 and 2013, the net earnings allocated to participating securities were not significant.

(2)

HP excludes stock options and restricted stock units where the assumed proceeds exceed the average market price from the calculation of diluted net EPS, because their effect would be anti-dilutive. The assumed proceeds of a stock option include the sum of its exercise price, average unrecognized compensation cost and excess tax benefits. The assumed proceeds of a restricted stock unit include the sum of its average unrecognized compensation cost and excess tax benefits.